Exhibit 10.5

Execution Version

LIMITED WAIVER TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

THIS LIMITED WAIVER TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (this “Limited Waiver”) is entered into as of May 5, 2020 by and among EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”),  CITIBANK, N.A., as administrative agent (the “Administrative Agent”) and the Lenders party hereto (the “Consenting Lenders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A. WHEREAS, reference is hereby made to the Amended and Restated First Lien Credit Agreement, dated as of June 14, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and CITIBANK, N.A., in its capacities as the Administrative Agent and the Issuing Bank.

B. WHEREAS, Section 11.2(b)(iii) of the Credit Agreement permits the Required Revolving Lenders to waive any Default or Event of Default with respect to Section 6.1 of the Credit Agreement (the “Springing Financial Covenant”) without the consent of any other Lender;

C.  WHEREAS, the Borrower has requested that the Required Revolving Lenders waive any Default or Event of Default with respect to the Springing Financial Covenant for any Testing Quarter from the fiscal quarter ending June 30, 2020 to the fiscal quarter ending September 30, 2021;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A.  LIMITED WAIVER

(a)Section 6.1 of the Credit Agreement requires that the Borrower not permit the Consolidated Leverage Ratio for any Testing Quarter to be less than the ratios set forth below (each, a “Limited Waiver Covenant Level”) for the following fiscal quarters:

Fiscal Year	March 31	June 30	September 30	December 31
2020		5.50:1.0	5.25:1.0	5.00:1.0
2021	5.00:1.0	5.00:1.0	5.00:1.0

(b)The Consenting Lenders hereby waive pursuant to Section 11.2(b)(iii) of the Credit Agreement and effective as of the Limited Waiver Effective Date (as defined below) any Default or Event of Default directly resulting from the failure of the Borrower to comply with a Limited Waiver Covenant Level for the applicable Testing Quarter; provided that the waivers described in this clause (b) shall terminate immediately (and to the extent applicable, any related Default or Event of Default shall be reinstated immediately and automatically) upon the earlier of (x) the failure to satisfy any Limited Waiver Requirement and (y) written notice by the Borrower to the Administrative Agent.

As used herein, the “Limited Waiver Requirements” shall mean:

(a)the Borrower shall not permit the Consolidated Leverage Ratio for any Testing Quarter to be less than the ratios set forth below for the following fiscal quarters:

Fiscal Year	March 31	June 30	September 30	December 31
2020		6.00:1.0	6.00:1.0	6.00:1.0
2021	6.00:1.0	5.50:1.0	5.25:1.0

(b)from the Limited Waiver Effective Date to the last day of the fiscal quarter ending March 31, 2021, the Borrower or any of its Restricted Subsidiaries shall not utilize any of the following baskets:

(i) any Restricted Payments pursuant to Section 7.5(e), (n), (h) and (q) of the Credit Agreement; and

(ii) any prepayments of Indebtedness pursuant to Section 7.12(a), (b)(vi) and (b)(vii) of the Credit Agreement.

B.CONDITIONS TO EFFECTIVENESS

This Limited Waiver shall not become effective until the date (the “Limited Waiver Effective Date”) on which each of the following conditions is satisfied:

(a)the Administrative Agent shall have received from Consenting Lenders comprising the Required Revolving Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Limited Waiver;

(b)the Administrative Agent shall have received an officer’s certificate that, as of the Limited Waiver Effective Date, the representations and warranties contained in paragraph 1 of Section C are true and correct; and

(c)the Administrative Agent shall have received all fees and amounts due and payable by the Loan Parties under the Loan Documents on or prior to the Limited Waiver Effective Date, including reimbursement or payment of all reasonable expenses incurred by the Administrative Agent and its Affiliates that are required to be reimbursed or paid by the Borrower under the Credit Agreement.

C.  MISCELLANEOUS

1. Representations and Warranties; No Default.  The Borrower represents and warrants to the Administrative Agent and each Lender that, on the Limited Waiver Effective Date, and after giving effect to this Limited Waiver (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Limited Waiver Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

2.Effect of Agreement.  Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to the Lenders and Administrative Agent.  The execution, delivery and effectiveness of this Limited Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Limited Waiver shall constitute a Loan Document for all purposes of the Credit Agreement.

3.Governing Law.   THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TERMS OF SECTIONS 11.5 AND 11.6 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

4.Counterparts.  This Limited Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Limited Waiver by telecopy or other electronic means (such as by email in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

 5.Binding Nature.  This Limited Waiver shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.  No third-party beneficiaries are intended in connection with this Limited Waiver.

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.

EVO PAYMENTS INTERNATIONAL, LLC,

as Borrower

By:   /s/ Thomas E. Panther
Name: Thomas E. Panther

Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated First Lien Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By: /s/ Caesar Wyszomirski

Name: Caesar Wyszomirski

Title: Vice President

Citizens Bank,  N.A., as a Lender

By: /s/ Tyler Stephens

Name: Tyler Stephens

Title: Vice President

Bank of America,  N.A., as a Lender

By: /s/ Sujay Maiya

Name: Sujay Maiya

Title: Director

Regions Bank, as a Lender

By: /s/ JD Eller

Name: JD Eller

Title: Associate

Truist Bank, as a Lender

By: /s/ David Bennett

Name: David Bennett

Title: Director

JPMORGAN CHASE BANK, N.A.,

as Revolving Lender

By: /s/ Bruce S. Borden

Name: Bruce S. Borden

Title: Executive Director

[Signature Page to Limited Waiver to Amended and Restated First Lien Credit Agreement]